Other expenses and income	12 Months Ended
Jun. 30, 2025
Other expenses and income
Other expenses and income
5	Other expenses and income

	2025	2024	2023
for the year ended 30 June	Rm	Rm	Rm
Includes:
Derivative gains¹	(2 003)	(2 364)	(3 287)
Translation losses/(gains)	897	839	(2 728)
Trade and other receivables	178	485	(1 436)
Trade and other payables	88	241	171
Foreign currency loans	(238)	263	161
Other²	869	(150)	(1 624)
Exploration expenditure and feasibility costs	509	422	751
Professional fees	1 821	2 076	2 455
Expected credit losses (released)/raised	(76)	189	234
Other income	(6 462)	(4 025)	(5 181)
1	Relates mainly to the Group’s hedging activities and embedded derivatives. Refer to note 35.
2	Relates mainly to the effect of the strengthening of the Rand on the translation of foreign operations and intergroup exposure on foreign currency loans.

Research and development expenditure amounting to R1 548 million (2024: R1 513 million; 2023: R1 388 million) was expensed and is included in Employee-related expenditure, Depreciation and amortisation and Other expenses and income in the income statement.

Transnet settlement

On 18 May 2025, Sasol Oil and Transnet signed an agreement to settle their respective disputes, which became effective on 23 May 2025 having met all suspensive conditions. In terms of the settlement agreement, Transnet made a net payment to Sasol Oil of R4,3 billion on 30 June 2025 in full and final settlement of all disputes between the parties (refer to note 33).

The R4,3 billion was the net amount between the amount owed to Sasol (Sasol proceedings) of R5,5 billion and the amount owed to Transnet (Transnet proceedings) of R1,2 billion. R3,9 billion related to compensation by Transnet for historical costs accounted for as a credit to Materials, energy and consumables used (refer note 3), while the remaining R1,6 billion of the settlement was accounted for in Other income.